EXHIBIT 10.2 ( EXHIBIT A)

DIRECT CAPITAL GROUP INC
1401 CAMINO DEL MAR
DEL MAR CA 92014
May 19, 2016

Gary Tilden, CEO
Simlatus Corporation
175 Joerschke Dr., Suite A
Grass Valley, CA 95945

Dear Mr. Tilden:

Direct Capital Group Inc. agrees that the following notes between Direct Capital Group, Inc. and Simlatus Corporation (Formerly Grid Petroleum Corporation) be cancelled effective immediately. Simlatus Corporation agrees to cancel any further liabilities associated with exploration and development costs and the acquired oil and gas lease of properties in California associated with Direct Capital Group, Inc.; and Direct Capital Group, Inc. agrees to accept the ongoing liabilities of the exploration and development costs and the acquired oil and gas leases.

	Original		Current	Principal	P & I
	Principal	Original	Interest	Balance	Balance
Payee	Amount	Date	Rate	19/03/2016	19/03/2016
Direct Capital Group	80,000	02/29/16	8.00%	80,000.00	$81,298.00
Direct Capital Group	80,000	01/31/16	8.00%	80,000.00	$81,806.00
Direct Capital Group	80,000	12/31/15	8.00%	80,000.00	$82,350.00
Direct Capital Group	80,000	11/30/15	8.00%	80,000.00	$82,893.00
Direct Capital Group	80,000	10/31/15	8.00%	80,000.00	$83,818.00
Direct Capital Group	240,000	03/31/15	8.00%	24,000.00	$282,319.00
Direct Capital Group	360,000	01/01/15	8.00%	360,000.00	$423,204.00
Direct Capital Group	48,000	10/31/14	8.00%	45,157.00	$49,572.00
Direct Capital Group	360,000	10/01/14	22.00%	360,000.00	$463,029.00
Direct Capital Group	48,000	07/31/14	22.00%	-	$8,919.00
Direct Capital Group	48,000	04/30/14	22.00%	23,000.00	$38,060.00
Direct Capital Group	16,000	02/28/14	22.00%	-	$3,561.00
Direct Capital Group	16,000	01/31/14	22.00%	-	$-
Direct Capital Group	16,000	12/31/13	22.00%	-	$-
Direct Capital Group	16,000	11/30/13	22.00%	-	$-
Direct Capital Group	16,000	10/31/13	22.00%	-	$-
Direct Capital Group	11,000	08/31/13	22.00%	-	$-
Direct Capital Group	14,072	07/31/13	22.00%	72.00	$5,013.00
Direct Capital Group	11,000	07/31/13	22.00%	-	$-

TOTALS	$1,620,072.35			$1,212,229.00	$1,685,842.00

Regards,

/s/ Jon Fullenkamp

Jon Fullenkamp, President
Direct Capital Group Inc